Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of New Leaf Brands, Inc., a Nevada corporation (the “Company”), do hereby certify, to such officers’ knowledge, that:

The quarterly report on Form 10-Q for the quarter ended September 30, 2012 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2013	By:	/s/ David N. Fuselier
David N. Fuselier
Chairman of the Board, President and Chief Executive Officer

Date: June 27, 2013	By:	/s/ David N. Fuselier
David N. Fuselier
Chief Financial Officer (Principal Financial Officer and Accounting Officer)